UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 16, 2016

ZYNERBA PHARMACEUTICALS, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-37526	26-0389433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 W. Lancaster Avenue, Suite 300

Devon, PA 19333

(Address of Principal Executive Offices)

(484) 581-7505

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐                 Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐                 Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 8.01      Other Events

Attached as Exhibit 99.1 is a presentation that Zynerba Pharmaceuticals, Inc. will post on its website on November 16, 2016 and may use from time to time in presentations or discussions with investors, analysts and other parties.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

99.1	Zynerba Pharmaceuticals, Inc. Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2016

ZYNERBA PHARMACEUTICALS, INC.

By:	/s/ Suzanne Hanlon
Name: Suzanne Hanlon
Title: Secretary, General Counsel and Vice President, Human Resources

EXHIBIT INDEX

Exhibit No.	Document

99.1	Zynerba Pharmaceuticals, Inc. Presentation.